UNANIMOUS CONSENT MINUTES OF
THE BOARD OF DIRECTORS OF

OAK BROOK CAPITAL IV, INC.
May 15, 1998

     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of OAK BROOK CAPITAL IV, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of May 15, 1998:

1.RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of OAK BROOK CAPITAL IV, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

2.RESOLVED, that the following provision is hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

The Board of Directors of the Corporation is hereby empowered to fix the value of and to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized.

3.RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.

/s/ Mark T. Thatcher
_____________________________
MARK T. THATCHER

/s/ Gerard Werner

_____________________________
GERARD WERNER

UNANIMOUS CONSENT MINUTES OF
THE BOARD OF DIRECTORS OF

OAK BROOK CAPITAL IV, INC.
May 15, 1998

     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of OAK BROOK CAPITAL IV, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of May 15, 1998:

1.RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of OAK BROOK CAPITAL IV, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

2.RESOLVED, that the following provision is hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

The Board of Directors may classify or reclassify any unissued stock by setting or changing in any one or more respects, from time to time before issuance of such stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms or conditions of redemption of such stock.

3.RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.

/s/ Mark T. Thatcher
____________________________
MARK T. THATCHER

/s/ Gerard Werner
____________________________
GERARD WERNER

UNANIMOUS CONSENT MINUTES OF
THE BOARD OF DIRECTORS OF

OAK BROOK CAPITAL IV, INC.
May 15, 1998

     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of OAK BROOK CAPITAL IV, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of May 15, 1998:

1.RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of OAK BROOK CAPITAL IV, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

2.RESOLVED, that the following provision is hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

The Corporation shall issue shares of stock of any class now or hereafter authorized, or any securities exchangeable for, or convertible into such shares, or warrants or other instruments evidencing rights or options to subscribe for, or otherwise acquire such shares, only if the issuance of such shares or such securities exchangeable for, or convertible into such shares, or such warrants or any other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares, shall be authorized by the unanimous vote of all of the directors comprising the Board of Directors of the Corporation.

In the event that the issuance of such shares, or such securities exchangeable for, or convertible into such shares, or such warrants or any other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares, shall be authorized by the unanimous vote of all of the directors comprising the Board of Directors of the Corporation, the issuance of such shares or such securities exchangeable for, or convertible into such shares, or such warrants or, any other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares, shall be made for such consideration as the Board of Directors of the Corporation by the unanimous vote of all of the directors thereof shall deem advisable. 3.RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

     IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.


/s/ Mark T. Thatcher
____________________________
MARK T. THATCHER


/s/ Gerard Werner
____________________________
GERARD WERNER

UNANIMOUS CONSENT MINUTES OF
THE BOARD OF DIRECTORS OF

OAK BROOK CAPITAL IV, INC.
May 15, 1998

     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of OAK BROOK CAPITAL IV, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of May 15, 1998:

1.RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of OAK BROOK CAPITAL IV, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

2.RESOLVED, that newly created directorships resulting from any increase of the authorized number of Directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the remaining Directors, though less than a quorum, and the Directors so chosen shall hold office for a term expiring at the next annual meeting of shareholders at which a successor shall be elected and shall qualify. The shareholders shall not be entitled to fill a vacancy created on the Board of Directors.

3.RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

     IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.

/s/ Mark T. Thatcher
_________________________
MARK T. THATCHER

/s/ Gerard Werner
_________________________
GERARD WERNER

UNANIMOUS CONSENT MINUTES OF
THE BOARD OF DIRECTORS OF

OAK BROOK CAPITAL IV, INC.
May 15, 1998

     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of OAK BROOK CAPITAL IV, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of May 15, 1998:

1.RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of OAK BROOK CAPITAL IV, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

2.RESOLVED, that the officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders, except where a longer term is expressly provided in an employment contract duly authorized and approved by the Board of Directors. In any such employment contract, an officer may be employed for a term in excess of one year and for so long a term as shall be determined by the Board of Directors otherwise in accordance with the Colorado Business Corporation Act.

3.RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

     IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.


/s/ Mark T. Thatcher

_________________________
MARK T. THATCHER


/s/ Gerard Werner

_________________________
GERARD WERNER


UNANIMOUS CONSENT MINUTES OF
THE BOARD OF DIRECTORS OF

OAK BROOK CAPITAL IV, INC.
May 15, 1998

     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of OAK BROOK CAPITAL IV, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of May 15, 1998:

1.RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of OAK BROOK CAPITAL IV, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

2.RESOLVED, that Members of the Board of Directors and the shareholders at any annual or special meeting may participate in a meeting by means of a conference telephone, videolink or similar communications equipment if all persons participating in the meeting can hear and speak to each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.

3.RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

     IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.

/s/ Mark T. Thatcher
_________________________
MARK T. THATCHER

/s/ Gerard Werner
_________________________
GERARD WERNER

UNANIMOUS CONSENT MINUTES OF
THE BOARD OF DIRECTORS OF

OAK BROOK CAPITAL IV, INC.
May 15, 1998


     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of OAK BROOK CAPITAL IV, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of May 15, 1998:

     WHEREAS, certain individuals have performed useful and valuable services for and on behalf of the Corporation without remuneration, and the Board of Directors has determined that it is in the best interest of the Corporation to issue stock to the individuals who have performed such services for and on behalf of the Corporation in payment for such services.

     1.RESOLVED: That the Corporation issue the following number of shares of Common Stock to the following named persons, in consideration for past services performed by such persons for and on behalf of the Corporation, as described below, which services are deemed by the Board of Directors to have values of not less than the amounts shown below:

Name                      Number of Shares    Consideration      Value

Mark T. Thatcher          500,000             Services Rendered  $30,000.00

Gerard Werner             500,000             Services Rendered  $30,000.00


2.RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of OAK BROOK CAPITAL IV, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

3.RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.

/s/ Mark T. Thatcher
_________________________
MARK T. THATCHER

/s/ Gerard Werner

_________________________
GERARD WERNER